EXHIBIT 99.1

                                     TOYOTA
                               ------------------
                               FINANCIAL SERVICES
                               ------------------

================================================================================

                     Presentation to Fixed Income Investors

                                  August 2011
                                                                               1

--------------------------------------------------------------------------------
Disclaimer
--------------------------------------------------------------------------------

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

                                                                               2

--------------------------------------------------------------------------------
Toyota's Global Businesses
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                                                               3

--------------------------------------------------------------------------------
TMC Consolidated Financial Results
--------------------------------------------------------------------------------

                           Fiscal   Year Ended  March 31,
(JPY billions)              2009       2010       2011
---------------------------------------------------------
Net Revenues              20,529.5   18,950.9   18,993.6
Operating Income (Loss)     (461.0)     147.5      468.2
Net Income (Loss)           (437.0)     209.4      408.1

Sources: Toyota Motor Corporation FY 2010 Financial Summary and FY 2011
Financial Summary
                                                                               4

--------------------------------------------------------------------------------
TMC Consolidated Balance Sheet
--------------------------------------------------------------------------------

                                                 FY2010                FY2011
(JPY billions)                           As of March 31, 2010  As of March 31, 2011
-----------------------------------------------------------------------------------
 Current assets                                 13,073.6              11,829.8
 Noncurrent finance receivables, net             5,630.7               5,556.7
 Investment and other assets                     4,934.1               6,122.5
 Property, plant and equipment, net              6,710.9               6,309.2
                                             -----------            ----------
Total Assets                                   30,34 9.3              29,818.2
                                             -----------            ----------

 Liabilities                                    19,418.8              18,898.1
 Shareholders' equity                           10,930.4              10,920.0
                                             -----------            ----------
Total Liabilities and Shareholders' Equity      30,349.3              29,818.2
                                             -----------            ----------

Source: Toyota Motor Corporation FY2011 Financial Summary
                                                                               5

--------------------------------------------------------------------------------
Production Update
--------------------------------------------------------------------------------

[]   Toyota Motor Corporation has revised its production schedule following the disruptions caused by the March 2011 Japanese earthquake and tsunami

[]   Japan production returned to normal levels in July

[]   In the U. S. market, eight core models are at 100% production:

                            Avalon    Matrix
                            Camry    Sequoia
                           Corolla    Sienna
                        Highlander     Venza

[]   The remaining four core models in the U. S. are expected to reach 100%
     production in September

[]   Global production will continue to increase to 100% of normal levels by
     November/December 2011
                                                                               6

--------------------------------------------------------------------------------
Toyota Motor Sales, USA
--------------------------------------------------------------------------------

[]   Strong finish to 2010 :

     --   Toyota was the #1 selling retail brand in the U. S for 3(rd)
          consecutive year

     --   Camry remained #1 selling passenger car in the U. S. for 9(th)
          consecutive year

     --   Lexus remained the #1 selling luxury brand in the U. S. for 11(th)
          consecutive year

     --   Scion was the youngest brand in the U. S. in 2010 ( 37 median age)

[]   Quality, safety, reliability and product appeal remain high as reflected by numerous 3(rd) party accolades

                               [GRAPHIC OMITTED]
                                                                               7

--------------------------------------------------------------------------------
Toyota Motor Sales, USA (2)
--------------------------------------------------------------------------------

[]   Product refresh cycle is high: 10 all-new or refreshed models for 2011

[]   Industry-leading investment in next-generation technologies in power-train, safety and production

     --   TMS has the most fuel-efficient line-up of any full-line OEM

     --   8 hybrid models in TMS line-up and 73% share of the U. S. hybrid market (1)

[]   Recent and upcoming vehicle launches:

     --   Lexus CT200h

     --   Camry and Camry Hybrid

     --   Prius v

     --   Scion iQ

     --   Refreshed Corolla/Matrix

     --   Yaris
                               [GRAPHIC OMITTED]

(1) As of July 31, 2011
                                                                               8

--------------------------------------------------------------------------------
Toyota Motor Sales, USA (3)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                                                               9

--------------------------------------------------------------------------------
Toyota Motor Sales, USA (4)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                                                              10

--------------------------------------------------------------------------------
Toyota Motor Sales, USA (5)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                                                              11

Toyota Financial Services

                                                                              12

--------------------------------------------------------------------------------
TFS Group Global Presence
--------------------------------------------------------------------------------

[] 34 Countries and Regions Worldwide

                               [GRAPHIC OMITTED]
                                                                              13

--------------------------------------------------------------------------------
Toyota Motor Credit Corporation (TMCC)
--------------------------------------------------------------------------------

                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

[] Over 4.0 million active finance contracts (1)

[] AA-(2)/Aa3(3) rated captive finance company

[] Credit support agreement structure with TFSC/TMC

(1) As of June 30, 2011
(2) Outlook negative
(3) On review for possible downgrade
                                                                              14

--------------------------------------------------------------------------------
Credit Support Agreements
--------------------------------------------------------------------------------

[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     --   TFSC will own 100% of TMCC

     --   TFSC will cause TMCC to maintain a tangible net worth of at least
          $100,000 as long as covered securities are outstanding

     --   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

     --   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

     --   Same key features as TFSC/TMCC credit support agreement

     --   TMC will cause TFSC to maintain a tangible net worth of at least
          JPY10mm as long as covered securities are outstanding

[]   TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

                                                                              15

--------------------------------------------------------------------------------
TMCC Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Consumer         Dealer             Commercial           Insurance
      Finance          Finance             Finance
--------------------------------------------------------------------------------
[] Retail        [] Wholesale        [] Forklift         [] Service Agmts
[] Lease         [] Real Estate      [] Hino Medium Duty [] Ext. Warranty
                 [] Working Capital  [] Retail           [] Guaranteed Auto
                 [] Revolving Credit [] Lease               Protection
                    Lines                                [] Roadside Assistance

                                                                              16

--------------------------------------------------------------------------------
TMCC Financial Performance - Select Data
--------------------------------------------------------------------------------

                                                                   Three Month
                                     Fiscal Year Ended March 31,     Ended
                                                                    June 30,
(USD millions)                      2008    2009   2010    2011       2011
--------------------------------------------------------------------------------
Total Financing Revenues            8,192   8,800  8,163  8,064       1,920
    add: Other Incom e                686     432    680    779         190
   less: Interest Expense           7,450   7,132  5,587  4,967       1,282
           and depreciation
Net Financing Revenues              1,428   2,100  3,256  3,876         828
           and Other Revenues
Net Income (Loss)                   (223)   (623)  1,063  1,853         465

Source: TMCC March 31, 2011 10-K and June 30, 2011 10-Q

                                                                              17

--------------------------------------------------------------------------------
TMCC Earning Asset Composition
--------------------------------------------------------------------------------

Managed Assets
(USD billions)

                               [GRAPHIC OMITTED]

Source: TMCC March 31, 2011 10-K and June 30, 2011 10-Q

                                                                              18

--------------------------------------------------------------------------------
Extensive Field Organization
--------------------------------------------------------------------------------

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

                               [GRAPHIC OMITTED]

                                                                              19

TMCC Financial Performance - Select Data

(USD millions)	2008	2009	2010	2011	Three Month Ended June 30, 2011
	Fiscal Year Ended March 31,				
Over 60 Days Delinquent (1)	0.59%	0.68%	0.45%	0.26%	0.32%
Allowance for Credit Losses (1) (2)	0.97%	2.51%	2.31%	1.13%	0.89%
Net Credit Losses (3)	0.91%	1.37%	1.03%	0.52%	0.05%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2007, 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010

Source: *TMCC March 31, 2011 10-K and June 30, 2011 10-Q*

20

TMCC Funding Programs

                                                                              21

--------------------------------------------------------------------------------
Exceptional Liquidity
--------------------------------------------------------------------------------

[] A-1+/P-1 Direct Commercial Paper Program

     --   Backed by $ 13 billion multi-party back-stop credit facilities: $ 5 billion 364-day; $ 5 billion 3-year; $ 3 billion 5-year

[] $ 9.3 billion Short-term Investment Portfolio (1)

[] Over $ 30 billion in salable retail loan receivables

[] Access to various domestic and international term markets

[] Billions of additional capacity in Global Benchmark Markets

[] Inter-company lending infrastructure

[] Credit Support Agreements: TMCC []TFSC []TMC

(1) Average balance for quarter ended June 30, 2011

Source: TMCC June 30, 2011 10-Q
                                                                              22

--------------------------------------------------------------------------------
TMCC Funding Program Objectives
--------------------------------------------------------------------------------

[] TMCC is committed to:

   -- Maintaining funding diversity and exceptional liquidity
   -- Issuing into strong demand with attractive deals
   -- Identifying and developing new markets and investor relationships
   -- Responding quickly to opportunities with best-in-class execution

                                                                              23

--------------------------------------------------------------------------------
Diversity in Debt Offerings
--------------------------------------------------------------------------------

TMCC Term Debt Outstanding

                               [GRAPHIC OMITTED]

As of July 31, 2011

Source:Company Reports

                                                                              24

--------------------------------------------------------------------------------
Funding Flexibility
--------------------------------------------------------------------------------

Focus on More Diverse Maturities in USD Issuance (1)

                               [GRAPHIC OMITTED]

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

Source:Company Reports

                                                                              25

--------------------------------------------------------------------------------
Key Investment Highlights
--------------------------------------------------------------------------------

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

   -- Diversification in bond offerings

   -- Focus on proactively meeting needs of market

   -- Strong emphasis placed on flexibility and responsiveness

                                                                              26

                                     TOYOTA
                               ------------------
                               FINANCIAL SERVICES
                               ------------------

================================================================================